Interest Income, net (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Interest Income, net
Interest income	¥ 383,116		¥ 437,869	¥ 172,681
Interest expense	(188,364)		(181,099)	(43,517)
Bank charges	(30,963)		(26,416)	(7,767)
Others	(189)		(15)	(23)
Total	¥ 163,600	$ 25,073	¥ 230,339	¥ 121,374